UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-23905

NYLI MACKAY MUNI INCOME

OPPORTUNITIES FUND

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2026

Item 1.	Reports to Stockholders.

NYLI MacKay Muni Income Opportunities Fund

Semiannual Report
Unaudited - April 30, 2026
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery,
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Certain material in this report may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results or events related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and the Fund undertakes no obligation to update the views expressed herein.

Fund Performance and  Statistics (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are repurchased, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylim.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share repurchases. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2026
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Since Inception	Gross Expense Ratio[2]
Class A1 Shares	Maximum 3.00% Initial Sales Charge	With sales charges	3/25/2024	-1.29%	4.15%	2.76%	2.65%
		Excluding sales charges		1.76	7.37	4.27	2.65
Class A2 Shares	No Sales Charge		3/25/2024	1.76	7.47	4.31	2.71
Class A3 Shares	No Sales Charge		3/25/2024	1.64	7.10	4.01	2.90
Class I Shares	No Sales Charge		3/25/2024	2.02	7.91	4.79	2.15

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Since Inception
Bloomberg Municipal Bond Index[2]	1.29%	6.34%	3.08%
Muni Income Composite Index[3]	1.48	6.20	3.36
Morningstar CE Muni National Long Category Average[4]	1.44	6.17	2.44

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Bloomberg Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded.
3.	The Muni Income Composite Index consists of the Bloomberg Municipal Bond Index and the Bloomberg High Yield Municipal Bond Index weighted 80%/20% respectively.
4.	The Morningstar CE Muni National Long Category Average is representative of funds that invest in bonds issued by various state and local governments to fund public projects. The income from these bonds is generally free from federal taxes. These funds have durations of more than 7 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
4	NYLI MacKay Muni Income Opportunities Fund

Portfolio Composition as of April 30, 2026 (Unaudited)
Texas	19.9%
New York	14.2
California	9.9
Florida	9.1
Pennsylvania	7.6
Puerto Rico	6.9
Utah	5.9
Illinois	5.3
Michigan	4.9
Colorado	4.6
Georgia	3.6
Massachusetts	3.5
Ohio	3.0
New Hampshire	2.5
Wisconsin	2.3
Alabama	2.2
Delaware	1.8
Virginia	1.8
Hawaii	1.7
Tennessee	1.6%
Indiana	1.5
Nevada	1.2
South Carolina	1.1
South Dakota	1.1
U.S. Virgin Islands	1.0
Arizona	1.0
New Jersey	0.9
Kentucky	0.9
Nebraska	0.8
Rhode Island	0.7
Oklahoma	0.6
Louisiana	0.5
Washington	0.4
Short–Term Investment	1.0
Other Assets, Less Liabilities *	–25.0
100.0%
*	Includes Floating Rate Note Obligations issued in Tender Option Bond ("TOB") transactions.
See Portfolio of Investments beginning on page 6 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2026 (excluding short-term investments)# (Unaudited)
1.	New York Transportation Development Corp., 4.00%-6.00%, due 12/1/28–12/31/60
2.	Michigan Finance Authority, 3.23%, due 3/1/51
3.	New York State Dormitory Authority, 5.50%, due 7/1/54–10/1/54
4.	City & County of Denver, 5.25%-5.50%, due 12/1/43–12/1/49
5.	Tarrant County Cultural Education Facilities Finance Corp., 5.00%-5.50%, due 11/15/46–11/15/52
6.	City of Houston, 5.00%-5.50%, due 7/1/37–7/1/44
7.	Texas Private Activity Bond Surface Transportation Corp., 5.375%-5.50%, due 6/30/39–6/30/43
8.	Downtown Revitalization Public Infrastructure District, 5.50%, due 6/1/50
9.	New Hope Cultural Education Facilities Finance Corp., 5.50%, due 8/15/49
10.	Pennsylvania Economic Development Financing Authority, 5.00%-5.75%, due 6/15/31–6/30/48

#	Some of these holdings have been transferred to a TOB Issuer in exchange for TOB Residuals and cash.

Credit Quality as of April 30, 2026^ (Unaudited)
^ As a percentage of total investments.
Ratings apply to the underlying portfolio of bonds held by the Fund and are rated by an independent rating agency, such as Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. and/or Fitch Ratings, Inc. If the ratings provided by the ratings agencies differ, the higher rating will be utilized. If only one rating is provided, the available rating will be utilized. Securities that are unrated by the rating agencies are reflected as such in the breakdown. Unrated securities do not necessarily indicate low quality. S&P rates borrowers on a scale from AAA to D. AAA through BBB- represent investment grade, while BB+ through D represent non-investment grade.

Portfolio of Investments April 30, 2026†^(Unaudited)
	Principal Amount	Value
Municipal Bonds 122.0%
Long-Term Municipal Bonds 122.0%
Alabama 2.2%
Baldwin County Industrial Development Authority, Novelis Corp. Project, Revenue Bonds
Series A
4.30%, due 3/1/56 (a)(b)(c)	$ 1,000,000	$ 980,794
MidCity Improvement District, 2024 Assessment Area, Special Assessment
6.50%, due 11/1/44 (a)	290,000	289,728
Mobile County Industrial Development Authority, AM/NS Calvert LLC Project, Revenue Bonds
Series A
5.00%, due 6/1/54 (b)	500,000	485,368
Tuscaloosa County Industrial Development Authority, Hunt Refining Project, Revenue Bonds
Series A
5.25%, due 5/1/44 (a)	500,000	503,734
		2,259,624
Arizona 1.0%
Maricopa County Industrial Development Authority, Verrado Marketplace Project, Revenue Bonds
4.375%, due 5/1/33 (a)	1,000,000	982,888
California 9.9%
Adelanto Community Facilities District No. 2006-2, Improvement Area No. 2, Special Tax
Series B
5.65%, due 9/1/30	625,000	625,094
California Community Choice Financing Authority, Clean Energy Project, Revenue Bonds (c)
Series C
5.00%, due 8/1/55	750,000	782,580
Series G
5.00%, due 11/1/55	750,000	769,791
Series C
5.25%, due 1/1/54	750,000	793,899
	Principal Amount	Value

California (continued)
California Statewide Communities Development Authority, Loma Linda University Medical Center Obligated Group, Revenue Bonds
Series A
5.50%, due 12/1/54	$ 355,000	$ 355,081
City of Stockton Community Facilities District No. 2018-2, Improvement Area 3, Westlake Villages II, Special Tax
5.00%, due 9/1/44	380,000	386,226
Lake Elsinore Unified School District, Community Facilities District No. 2006-2, Area C, Special Tax
4.00%, due 9/1/50	1,000,000	873,235
Los Angeles Department of Water & Power, Power System, Revenue Bonds
Series D
5.00%, due 7/1/44	750,000	771,192
Municipal Improvement Corp. of Los Angeles, Los Angeles Convention Center, Revenue Bonds
Series A
5.50%, due 5/1/55 (d)	2,500,000	2,681,521
Southern California Public Power Authority, Southern Transmission System Renewal Project, Revenue Bonds
Series 1, Insured: BAM
5.25%, due 7/1/50 (d)	2,000,000	2,103,009
		10,141,628
Colorado 4.6%
City & County of Denver, Airport System, Revenue Bonds
Series A
5.25%, due 12/1/43 (b)(d)	2,000,000	2,054,054
City & County of Denver, School District No. 1, Revenue Bonds
Series C, Insured: State Aid Withholding
5.50%, due 12/1/49 (d)	1,500,000	1,643,953
Prairie Center Metropolitan District No. 3, Limited General Obligation
Series B
5.875%, due 12/15/46	1,000,000	1,055,494
		4,753,501

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
6	NYLI MacKay Muni Income Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Delaware 1.8%
Delaware State Housing Authority, Revenue Bonds, Senior Lien
Series A, Insured: GNMA / FNMA / FHLMC
5.75%, due 1/1/56	$ 975,000	$ 1,064,607
Delaware State Housing Authority, Revenue Bonds
Series C, Insured: GNMA / FNMA / FHLMC
6.00%, due 1/1/56	750,000	825,010
		1,889,617
Florida 9.1%
Brevard County Housing Finance Authority, Cocoa Leased Housing Associates II LLLP, Revenue Bonds
Insured: FNMA
4.45%, due 1/1/40	994,004	1,012,763
Capital Trust Authority Educational Facilities, St. Johns Classical Academy, Inc. Project, Revenue Bonds
Series B
6.70%, due 6/15/28 (a)	105,000	105,431
County of Miami-Dade, Double Barreled Aviation, Unlimited General Obligation
2.375%, due 7/1/40	625,000	485,336
County of Pasco, State of Florida Cigarette Tax Revenue, Revenue Bonds
Series A, Insured: AG
5.75%, due 9/1/54 (d)	1,000,000	1,073,867
Florida Housing Finance Corp., Revenue Bonds
Series 1, Insured: GNMA / FNMA / FHLMC
2.15%, due 7/1/35	725,000	632,676
Florida Municipal Loan Council, Shingle Creek Transit & Utility Community Development District, Special Assessment
5.15%, due 5/1/44 (b)	655,000	674,955
Hillsborough County Industrial Development Authority, BayCare Obligated Group, Revenue Bonds
Series C
5.50%, due 11/15/54 (d)	1,835,000	1,952,991
	Principal Amount	Value

Florida (continued)
Hillsborough County Port District, Tampa Port Authority Project, Revenue Bonds
Series B
5.00%, due 6/1/46 (b)	$ 450,000	$ 455,664
Reunion East Community Development District, Series 2021 Project, Special Assessment
2.85%, due 5/1/31	500,000	481,809
Saltleaf Community Development District, Series 2024 Assessments, Special Assessment
6.00%, due 5/1/56	1,000,000	1,012,516
West Villages Improvement District, Unit of Development No. 10 Assessment Area One, Special Assessment
5.625%, due 5/1/54	990,000	988,193
Wind Meadows South Community Development District, Assessment Area One Project, Special Assessment
4.00%, due 5/1/52	530,000	424,501
		9,300,702
Georgia 3.6%
Georgia Housing & Finance Authority, Revenue Bonds
Series G, Insured: GNMA / FNMA
5.00%, due 12/1/45	1,000,000	1,081,666
Main Street Natural Gas, Inc., Revenue Bonds (c)
Series B
5.00%, due 7/1/53	500,000	528,791
Series D
5.00%, due 4/1/54	1,000,000	1,064,455
Municipal Electric Authority of Georgia, Revenue Bonds
Series A
5.50%, due 7/1/64	1,000,000	1,026,141
		3,701,053
Hawaii 1.7%
State of Hawaii, Airports System, Revenue Bonds
Series A
5.50%, due 7/1/54 (b)(d)	1,625,000	1,733,854
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments April 30, 2026†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois 5.3%
Chicago Board of Education, Dedicated Capital Improvement, Revenue Bonds
6.00%, due 4/1/46	$ 1,250,000	$ 1,264,037
Chicago O'Hare International Airport, Revenue Bonds, Senior Lien
Series A
5.50%, due 1/1/53 (b)	1,250,000	1,301,181
City of Chicago, Chicago Recovery Plan, Unlimited General Obligation
Series A
5.00%, due 1/1/43	500,000	495,818
City of Chicago, Lakeshore East Special Assessment Area, Special Assessment (a)
3.29%, due 12/1/30	325,000	315,965
3.45%, due 12/1/32	275,000	264,632
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Revenue Bonds
Series A
5.50%, due 6/15/53	1,250,000	1,250,299
Southwestern Illinois Development Authority, Traid Community Unit School District No. 2 Project, Revenue Bonds
Series B, Insured: BAM
5.50%, due 4/1/50	500,000	539,294
		5,431,226
Indiana 1.5%
Indiana Municipal Power Agency, Revenue Bonds
Series A, Insured: AG
5.00%, due 1/1/43	475,000	512,915
Series A
5.50%, due 1/1/53	1,000,000	1,045,475
		1,558,390
Kentucky 0.9%
Kentucky Public Energy Authority, Revenue Bonds
Series B
5.00%, due 12/1/33	500,000	510,146
	Principal Amount	Value

Kentucky (continued)
Perry County School District Finance Corp., Kentucky School Facilities Construction Commission, Revenue Bonds
Insured: State Intercept
2.00%, due 12/1/29	$ 430,000	$ 424,206
		934,352
Louisiana 0.5%
New Orleans Aviation Board, Revenue Bonds
Series C-2
5.25%, due 1/1/41 (b)	500,000	538,798
Massachusetts 3.4%
Massachusetts Development Finance Agency, Beth Israel Lahey Health, Revenue Bonds
Series N, Insured: AG
5.50%, due 7/1/55	1,700,000	1,826,211
Massachusetts Housing Finance Agency, Revenue Bonds
Series 223, Insured: GNMA / FNMA / FHLMC
2.10%, due 12/1/33	500,000	432,700
Series A-2, Insured: HUD Sector 8
4.50%, due 12/1/65	750,000	702,443
Series D-2, Insured: HUD Sector 8 FHA
4.90%, due 6/1/66	500,000	501,621
		3,462,975
Michigan 4.9%
Michigan Finance Authority, Trinity Health, Revenue Bonds
Series MI-1
3.23%, due 3/1/51 (d)	5,000,000	5,000,000
Nebraska 0.8%
Douglas County Hospital Authority No. 2, Nebraska Methodist Health System, Revenue Bonds
5.50%, due 11/1/49	805,000	865,076

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
8	NYLI MacKay Muni Income Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Nevada 1.2%
Nevada Housing Division, Revenue Bonds, Senior Lien
Series E, Insured: GNMA / FNMA / FHLMC
7.50%, due 4/1/49	$ 1,000,000	$ 1,197,632
New Hampshire 2.5%
New Hampshire Business Finance Authority, Revenue Bonds
Series 2
3.625%, due 8/20/39	615,491	585,157
New Hampshire Business Finance Authority, Centurion Foundation Andrews Avenue Med Center LLC, Revenue Bonds
Series A
5.625%, due 9/15/57	1,000,000	1,033,692
New Hampshire Business Finance Authority, Wheeling Power Co., Revenue Bonds
Series A
6.89%, due 4/1/34 (a)	905,000	960,729
		2,579,578
New York 14.2%
New York City Housing Development Corp., Revenue Bonds
Series G-1
3.90%, due 5/1/45	275,000	256,657
New York City Industrial Development Agency, Queens Baseball Stadium Project, Revenue Bonds
Series A, Insured: AG
3.00%, due 1/1/46	1,000,000	785,198
New York Liberty Development Corp., 4 World Trade Center Project, Revenue Bonds
Series A
2.75%, due 11/15/41	750,000	596,376
New York State Dormitory Authority, Cornell University, Revenue Bonds
Series A
5.50%, due 7/1/54 (d)	2,500,000	2,702,547
	Principal Amount	Value

New York (continued)
New York State Dormitory Authority, White Plains Hospital Obligated Group, Revenue Bonds
Insured: AG
5.50%, due 10/1/54 (d)	$ 2,000,000	$ 2,114,638
New York Transportation Development Corp., JFK International Airport, Revenue Bonds (b)
Insured: AG
5.50%, due 6/30/42	500,000	531,468
Insured: AG
6.00%, due 6/30/50 (d)	1,250,000	1,347,621
New York Transportation Development Corp., JFK Millennium Partners LLC, Revenue Bonds
Series A
5.50%, due 12/31/60 (b)	1,000,000	1,011,441
New York Transportation Development Corp., Terminal 4 John F. Kennedy International Airport Project, Revenue Bonds (b)
Series A
4.00%, due 12/1/42	1,000,000	932,795
5.00%, due 12/1/28	750,000	782,374
6.00%, due 6/30/54	750,000	780,314
Rockland County Economic Assistance Corp., Bon Secours Charity Health System, Inc., Revenue Bonds
7.50%, due 11/1/55	310,000	329,248
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Revenue Bonds
Series A
5.25%, due 12/1/54	1,085,000	1,149,670
TSASC, Inc., Tobacco Settlement Bonds, Revenue Bonds
Series B
5.00%, due 6/1/48	1,250,000	1,169,078
		14,489,425
Ohio 3.0%
Columbus Regional Airport Authority, John Glenn Columbus International Airport, Revenue Bonds
Series A
5.50%, due 1/1/50 (b)	1,000,000	1,055,845
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments April 30, 2026†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Ohio (continued)
Toledo Hospital (The)
Insured: AG
5.75%, due 11/15/38	$ 2,000,000	$ 1,989,826
		3,045,671
Oklahoma 0.6%
Norman Regional Hospital Authority, Hospital, Revenue Bonds
4.00%, due 9/1/37	480,000	329,880
Tulsa Municipal Airport Trust Trustees, American Airlines, Inc., Revenue Bonds
6.25%, due 12/1/35 (b)	300,000	338,321
		668,201
Pennsylvania 7.6%
Allegheny County Airport Authority, Revenue Bonds
Series A, Insured: AG
5.50%, due 1/1/42 (b)	680,000	740,265
Allegheny County Sanitary Authority, Revenue Bonds
5.75%, due 6/1/47	1,000,000	1,093,117
Pennsylvania Economic Development Financing Authority, Penndot Major Bridges Project, Revenue Bonds
5.75%, due 6/30/48 (b)(d)	1,000,000	1,046,839
Pennsylvania Economic Development Financing Authority, UPMC Obligated Group, Revenue Bonds
Series B
5.00%, due 6/15/31	1,500,000	1,635,239
Pennsylvania Higher Education Assistance Agency, Revenue Bonds, Senior Lien (b)
Series 1-A
4.125%, due 6/1/45	800,000	780,329
Series 1-A
4.75%, due 6/1/46	750,000	736,296
Pennsylvania Higher Education Assistance Agency, Revenue Bonds
Series 1-C
5.00%, due 6/1/51 (b)	1,000,000	951,155
Pennsylvania Housing Finance Agency, Revenue Bonds
Series 138-A
3.00%, due 10/1/52	365,000	354,281
	Principal Amount	Value

Pennsylvania (continued)
Pennsylvania Housing Finance Agency, Revenue Bonds (continued)
Series 145-A
6.00%, due 10/1/54	$ 455,000	$ 492,327
		7,829,848
Puerto Rico 6.9%
Commonwealth of Puerto Rico
(zero coupon), due 11/1/43	771,429	525,536
(zero coupon), due 11/1/51	968,051	671,585
(zero coupon), due 11/1/51	486,750	299,959
(zero coupon), due 11/1/51	420,000	166,425
GDB Debt Recovery Authority of Puerto Rico, Revenue Bonds
7.50%, due 8/20/40	1,950,895	1,914,280
Puerto Rico Electric Power Authority, Revenue Bonds
Series UU, Insured: AG
4.25%, due 7/1/27	120,000	119,441
Series NN, Insured: NATL-RE
4.75%, due 7/1/33	70,000	69,665
Series TT, Insured: NATL-RE
5.00%, due 7/1/26	25,000	25,007
Series WW
5.00%, due 7/1/28 (e)(f)	1,000,000	706,250
Series VV, Insured: NATL-RE
5.25%, due 7/1/26	285,000	285,146
Series VV, Insured: NATL-RE
5.25%, due 7/1/29	290,000	293,081
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-1
(zero coupon), due 7/1/46	3,305,000	1,183,976
Puerto Rico Sales Tax Financing Corp., Restructured, Revenue Bonds
Series A-2
4.329%, due 7/1/40	35,000	34,691
Series A-1
5.00%, due 7/1/58	750,000	730,953
		7,025,995
Rhode Island 0.7%
Rhode Island Student Loan Authority, Revenue Bonds, Senior Lien
Series A
4.125%, due 12/1/43 (b)	790,000	758,715

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	NYLI MacKay Muni Income Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
South Carolina 1.1%
South Carolina Public Service Authority, Santee Cooper project, Revenue Bonds
Series B, Insured: AG
5.00%, due 12/1/42	$ 1,000,000	$ 1,090,010
South Dakota 1.1%
South Dakota Housing Development Authority, Revenue Bonds
Series A, Insured: GNMA / FNMA / FHLMC
6.50%, due 11/1/55	995,000	1,124,531
Tennessee 1.6%
Metropolitan Nashville Airport Authority (The), Revenue Bonds
Series B
5.50%, due 7/1/41 (b)	1,000,000	1,091,410
Tennessee Housing Development Agency, Residential Finance Program, Revenue Bonds
Series 3
2.80%, due 7/1/44	625,000	508,313
		1,599,723
Texas 19.9%
Aldine Independent School District, Unlimited General Obligation
Series A, Insured: PSF-GTD
5.00%, due 2/15/45	625,000	629,796
City of Georgetown, Utility System, Revenue Bonds
Insured: AG
5.25%, due 8/15/52 (d)	1,250,000	1,292,984
City of Houston, Airport System, Revenue Bonds, Sub. Lien
Series A
5.00%, due 7/1/37 (b)	650,000	666,841
City of Houston, Airport System, Revenue Bonds
Series A
5.50%, due 7/1/44 (b)	1,000,000	1,102,920
City of Houston, United Airlines, Inc., Revenue Bonds
Series B
5.50%, due 7/15/38 (b)	1,000,000	1,065,787
	Principal Amount	Value

Texas (continued)
City of San Antonio, Electric & Gas Systems, Revenue Bonds, Junior Lien
Series D
1.125%, due 12/1/45 (c)	$ 1,000,000	$ 982,965
East Montgomery County Municipal Utility District No. 4, Unlimited General Obligation
Series A
5.375%, due 4/1/49	1,000,000	1,010,455
FW Chaparral PFC, Chaparral Ranch Project, Revenue Bonds
4.00%, due 10/1/35	1,000,000	984,908
Harris County Municipal Utility District No. 16, Unlimited General Obligation
Insured: AG
3.375%, due 3/1/34	520,000	512,262
Mansfield Independent School District, School Building, Revenue Bonds
Insured: PSF-GTD
5.25%, due 2/15/55 (d)	2,500,000	2,636,786
New Hope Cultural Education Facilities Finance Corp., Children's Health System of Texas, Revenue Bonds
Series A
5.50%, due 8/15/49 (d)	2,500,000	2,706,495
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Inc. Project, Revenue Bonds
5.00%, due 11/15/46	500,000	490,054
Series B
5.00%, due 11/15/46	500,000	490,054
Tarrant County Cultural Education Facilities Finance Corp., Health Resources System, Revenue Bonds
Series A
5.50%, due 11/15/52 (d)	2,000,000	2,135,275
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility Partners Segments 3 LLC, Revenue Bonds, Senior Lien (b)
5.375%, due 6/30/39	1,655,000	1,743,678
5.50%, due 6/30/43	1,030,000	1,076,211
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments April 30, 2026†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Travis County Development Authority, Longview 71 Public Improvement District Improvement Area No. 1 Project, Special Assessment
5.125%, due 9/1/54 (a)	$ 840,000	$ 831,652
		20,359,123
U.S. Virgin Islands 1.0%
Matching Fund Special Purpose Securitization Corp., Revenue Bonds
Series A
5.00%, due 10/1/39	1,000,000	1,025,248
Utah 5.9%
City of Salt Lake City, Airport, Revenue Bonds
Series A
5.50%, due 7/1/53 (b)	1,000,000	1,045,476
Downtown Revitalization Public Infrastructure District, Seg Redevelopment Project, Revenue Bonds, First Lien
Series A, Insured: AG
5.50%, due 6/1/50 (d)	2,500,000	2,711,924
Intermountain Power Agency, Revenue Bonds
Series A
5.25%, due 7/1/44	1,000,000	1,075,643
Series A
5.25%, due 7/1/45	750,000	801,575
Verk Industrial Regional Public Infrastructure District, Tax Allocation
6.625%, due 9/1/47 (a)	350,000	371,928
		6,006,546
Virginia 0.8%
Virginia College Building Authority, Regent University Project, Revenue Bonds
6.00%, due 6/1/50	750,000	789,254
Washington 0.4%
Washington State Housing Finance Commission, Revenue Bonds
Series 2
3.812%, due 3/1/50 (c)	370,501	361,468
	Principal Amount	Value

Wisconsin 2.3%
Public Finance Authority, Campus Real Estate Holding Corp. LLC Project, Revenue Bonds
Series B
6.20%, due 6/1/26	$ 500,000	$ 500,040
Public Finance Authority, Georgia SR 400 Express Lanes Project, Revenue Bonds, Senior Lien
6.50%, due 12/31/65 (b)	275,000	302,834
Public Finance Authority, Million Air Three LLC, Revenue Bonds
Series B
7.00%, due 9/1/54 (a)	250,000	264,044
Public Finance Authority, Wonderful Foundations Charter School, Revenue Bonds
Series A-1
5.00%, due 1/1/55 (a)	1,500,000	1,287,473
		2,354,391
Total Municipal Bonds (Cost $122,575,840)		124,859,043
Long-Term Bond 1.0%
Corporate Bond 1.0%
Commercial Services 1.0%
Toll Road Investors Partnership II LP
Series A
7.125%, due 2/15/35 (a)	1,000,000	996,643
Total Long-Term Bond (Cost $1,004,756)		996,643

	Shares
Closed-End Funds 1.0%
Massachusetts 0.1%
Eaton Vance Municipal Bond Fund	12,142	120,449
New Jersey 0.9%
BlackRock MuniHoldings Fund, Inc.	80,168	940,370
Total Closed-End Funds (Cost $1,088,016)		1,060,819

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	NYLI MacKay Muni Income Opportunities Fund

	Shares	Value
Short-Term Investment 1.0%
Unaffiliated Investment Company 1.0%
BlackRock Liquidity Funds MuniCash, 2.999% (g)	1,021,669	$ 1,021,772
Total Short-Term Investment (Cost $1,021,772)		1,021,772
Total Investments (Cost $125,690,384)	125.0%	127,938,277
Floating Rate Note Obligations (h)	(26.5)	(27,125,000)
Other Assets, Less Liabilities	1.5	1,562,127
Net Assets Applicable to Common Shares	100.0%	$ 102,375,404

†	Percentages indicated are based on Fund net assets applicable to Common shares.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Interest on these securities is subject to alternative minimum tax.
(c)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2026.
(d)	All or portion of principal amount transferred to a TOB issuer in exchange for TOB Residuals and cash.
(e)	Issue in default.
(f)	Issue in non-accrual status.
(g)	Current yield as of April 30, 2026.
(h)	Face value of Floating Rate Notes issued in TOB transactions.
Futures Contracts
As of April 30, 2026, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury Long Bonds	(10)	June 2026	$ (1,173,861)	$ (1,128,438)	$ 45,423

1.	As of April 30, 2026, cash in the amount of $37,000 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2026.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments April 30, 2026†^(Unaudited) (continued)
Abbreviation(s):
AG—Assured Guaranty Ltd.
BAM—Build America Mutual Assurance Co.
FHA—Federal Housing Administration
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
HUD—Housing and Urban Development
MTA—Metropolitan Transportation Authority
NATL-RE—National Public Finance Guarantee Corp.
PSF-GTD—Permanent School Fund Guaranteed
The following is a summary of the fair valuations according to the inputs used as of April 30, 2026, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$ —	$ 124,859,043	$ —	$ 124,859,043
Long-Term Bond
Corporate Bond	—	996,643	—	996,643
Closed-End Funds	1,060,819	—	—	1,060,819
Short-Term Investment
Unaffiliated Investment Company	1,021,772	—	—	1,021,772
Total Investments in Securities	2,082,591	125,855,686	—	127,938,277
Other Financial Instruments
Futures Contracts (b)	45,423	—	—	45,423
Total Investments in Securities and Other Financial Instruments	$ 2,128,014	$ 125,855,686	$ —	$ 127,983,700

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	NYLI MacKay Muni Income Opportunities Fund

Statement of Assets and Liabilities as of April 30, 2026 (Unaudited)
Assets
Investment in securities, at value (identified cost $125,690,384)	$127,938,277
Cash collateral on deposit at broker for futures contracts	37,000
Receivables:
Dividends and interest	1,915,796
Other assets	37,437
Total assets	129,928,510
Liabilities
Payable for Floating Rate Note Obligations	27,125,000
Payables:
Manager (See Note 3)	49,344
Professional fees	43,409
Transfer agent (See Note 3)	23,359
Shareholder communication	18,754
Distribution/Service fees (See Note 3)	14,032
Custodian	8,036
Variation margin on futures contracts	1,562
Trustees	93
Interest expense and fees payable	255,265
Common share dividend payable	14,252
Total liabilities	27,553,106
Net assets applicable to Common shares	$102,375,404
Net Assets Applicable to Common Shares Consist of
Common shares, $0.001 par value per share, unlimited number of shares authorized	$ 10,083
Additional paid-in-capital	101,257,910
101,267,993
Total distributable earnings (loss)	1,107,411
Net assets applicable to Common shares	$102,375,404
Class A1
Net assets applicable to outstanding Common shares	$ 27,295
Common shares of beneficial interest outstanding	2,689
Net asset value per Common share outstanding	$ 10.15
Maximum sales charge (3.00% of offering price)	0.31
Maximum offering price per Common share outstanding	$ 10.46
Class A2
Net assets applicable to outstanding Common shares	$34,267,531
Common shares of beneficial interest outstanding	3,374,217
Net asset value and offering price per Common share outstanding	$ 10.16
Class A3
Net assets applicable to outstanding Common shares	$ 27,153
Common shares of beneficial interest outstanding	2,675
Net asset value and offering price per Common share outstanding	$ 10.15
Class I
Net assets applicable to outstanding Common shares	$68,053,425
Common shares of beneficial interest outstanding	6,703,900
Net asset value and offering price per Common share outstanding	$ 10.15

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2026 (Unaudited)
Investment Income (Loss)
Income
Interest	$3,049,936
Dividends	32,908
Total income	3,082,844
Expenses
Manager (See Note 3)	484,697
Interest expense and fees	460,539
Distribution/Service—Class A1 (See Note 3)	67
Distribution/Service—Class A2 (See Note 3)	85,789
Distribution/Service—Class A3 (See Note 3)	100
Transfer agent (See Note 3)	62,463
Professional fees	55,345
Registration	39,065
Shareholder communication	31,777
Custodian	20,359
Trustees	1,498
Miscellaneous	20,181
Total expenses before waiver/reimbursement	1,261,880
Expense waiver/reimbursement from Manager (See Note 3)	(186,361)
Net expenses	1,075,519
Net investment income (loss)	2,007,325
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	387,138
Futures transactions	84,986
Net realized gain (loss)	472,124
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(542,531)
Futures contracts	32,065
Net change in unrealized appreciation (depreciation)	(510,466)
Net realized and unrealized gain (loss)	(38,342)
Net increase (decrease) in net assets to Common shares resulting from operations	$1,968,983
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	NYLI MacKay Muni Income Opportunities Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2026 (Unaudited) and the year ended October 31, 2025
	Six months ended April 30, 2026	Year ended October 31, 2025
Increase (Decrease) in Net Assets Applicable to Common Shares
Operations:
Net investment income (loss)	$ 2,007,325	$ 3,440,531
Net realized gain (loss)	472,124	(1,445,474)
Net change in unrealized appreciation (depreciation)	(510,466)	1,996,974
Net increase (decrease) in net assets applicable to Common shares resulting from operations	1,968,983	3,992,031
Distributions to Common shareholders:
Class A1	(473)	(924)
Class A2	(606,179)	(781,723)
Class A3	(438)	(858)
Class I	(1,335,429)	(2,628,524)
Total distributions to Common shareholders	(1,942,519)	(3,412,029)
Capital share transactions (Common shares):
Net proceeds from sales of shares	6,147,500	36,338,386
Net proceeds issued to shareholders resulting from reinvestment of dividends	1,786,122	3,192,203
Cost of shares redeemed	(6,177,890)	(8,816,740)
Increase (decrease) in net assets applicable to Common shares from capital share transactions	1,755,732	30,713,849
Net increase (decrease) in net assets applicable to Common shares	1,782,196	31,293,851
Net Assets Applicable to Common Shares
Beginning of period	100,593,208	69,299,357
End of period	$102,375,404	$100,593,208
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Cash Flows
for the six-month period ended April 30, 2026 (Unaudited)
Cash Flows From (Used in) Operating Activities:
Net increase in net assets resulting from operations	$ 1,968,983
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Investments purchased	(29,515,510)
Investments sold	24,154,863
Purchase of short term investments, net	(906,771)
Amortization (accretion) of discount and premium, net	47,121
Decrease in investment securities sold receivable	2,048,440
Increase in dividends and interest receivable	(161,393)
Decrease in due from manager	3,914
Increase in other assets	(25,593)
Decrease in investment securities purchased payable	(3,175,800)
Decrease in due to distribution/service	(500)
Increase in professional fees payable	29,451
Increase in custodian payable	3,749
Increase in shareholder communication payable	15,911
Increase in due to trustees	8
Increase in due to manager	49,344
Increase in due to transfer agent	20,463
Decrease in variation margin on futures contracts	18,436
Decrease in accrued expenses	(19,922)
Increase in interest expense and fees payable	52,934
Net realized gain from investments	(387,138)
Net change in unrealized (appreciation) depreciation on unaffiliated investments	542,531
Net cash used in operating activities	(5,236,479)
Cash Flows From (Used in) Financing Activities:
Net proceeds resulting from reinvestment of dividends	1,786,122
Proceeds from shares sold	6,147,500
Payment on shares redeemed	(6,177,890)
Proceeds from floating rate note obligations	8,625,000
Payments on floating rate note obligations	(3,550,000)
Cash distributions paid, net of change in Common share dividend payable	(1,961,169)
Net cash from financing activities	4,869,563
Net decrease in cash	(366,916)
Cash at beginning of period	403,916
Cash at end of period	$ 37,000

Supplemental Disclosure of Cash Flow Information:
The following tables provide a reconciliation of cash reported within the Statement of Assets and Liabilities that sums to the total of the amounts shown on the Statement of Cash Flows:
Cash at beginning of period
Cash	$181,916
Cash collateral on deposit at broker for futures contracts	222,000
Total cash shown in the Statement of Cash Flows	$403,916
Cash at end of period
Cash collateral on deposit at broker for futures contracts	$ 37,000
Total cash shown in the Statement of Cash Flows	$ 37,000

Cash Payments recognized as interest expense for the six-month period ended April 30, 2026, were $407,605.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	NYLI MacKay Muni Income Opportunities Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30,	Year Ended October 31,	March 25, 2024^ through October 31,
Class A1	2026 *	2025	2024
Net asset value at beginning of period applicable to Common shares	$ 10.15	$ 10.14	$ 10.00
Net investment income (loss) (a)	0.18	0.36	0.18
Net realized and unrealized gain (loss)	0.00‡	0.01	0.16
Total from investment operations	0.18	0.37	0.34
Less distributions to Common shares:
From net investment income	(0.18)	(0.36)	(0.20)
Net asset value at end of period applicable to Common shares	$ 10.15	$ 10.15	$ 10.14
Total investment return on net asset value (b)	1.76%	3.75%	3.40%
Ratios (to average net assets of Common shareholders)/ Supplemental Data:
Net investment income (loss)	3.66%††	3.61%	3.02%††
Net expenses (including interest expense and fees)	2.47%††	2.25%	1.65%††
Expenses (before waiver/reimbursement) (including interest expense and fees)	2.84%††	2.65%	2.95%††
Interest expense and fees (c)	0.92%††	0.70%	0.10%††
Portfolio turnover rate (d)	19%	77%	65%
Net assets applicable to Common shareholders at end of period (in 000’s)	$ 27	$ 27	$ 26

^	Commencement of Operations.
*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Interest expense and fees relate to the costs of TOB transactions (See Note 2(I)) for the six months ended April 30, 2026, year ended October 31, 2025 and for the period ended October 31, 2024.
(d)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios
	Six months ended April 30,	Year Ended October 31,	March 25, 2024^ through October 31,
Class A2	2026 *	2025	2024
Net asset value at beginning of period applicable to Common shares	$ 10.16	$ 10.14	$ 10.00
Net investment income (loss) (a)	0.18	0.36	0.19
Net realized and unrealized gain (loss)	0.00‡	0.02	0.15
Total from investment operations	0.18	0.38	0.34
Less distributions to Common shares:
From net investment income	(0.18)	(0.36)	(0.20)
Net asset value at end of period applicable to Common shares	$ 10.16	$ 10.16	$ 10.14
Total investment return on net asset value (b)	1.76%	3.85%	3.40%
Ratios (to average net assets of Common shareholders)/ Supplemental Data:
Net investment income (loss)	3.66%††	3.67%	3.06%††
Net expenses (including interest expense and fees)	2.47%††	2.25%	1.65%††
Expenses (before waiver/reimbursement) (including interest expense and fees)	2.84%††	2.71%	3.26%††
Interest expense and fees (c)	0.92%††	0.70%	0.10%††
Portfolio turnover rate (d)	19%	77%	65%
Net assets applicable to Common shareholders at end of period (in 000’s)	$ 34,268	$ 34,936	$ 8,628

^	Commencement of Operations.
*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class A2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Interest expense and fees relate to the costs of TOB transactions (See Note 2(I)) for the six months ended April 30, 2026, year ended October 31, 2025 and for the period ended October 31, 2024.
(d)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	NYLI MacKay Muni Income Opportunities Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30,	Year Ended October 31,	March 25, 2024^ through October 31,
Class A3	2026 *	2025	2024
Net asset value at beginning of period applicable to Common shares	$ 10.15	$ 10.14	$ 10.00
Net investment income (loss) (a)	0.17	0.33	0.17
Net realized and unrealized gain (loss)	0.00‡	0.01	0.15
Total from investment operations	0.17	0.34	0.32
Less distributions to Common shares:
From net investment income	(0.17)	(0.33)	(0.18)
Net asset value at end of period applicable to Common shares	$ 10.15	$ 10.15	$ 10.14
Total investment return on net asset value (b)	1.64%	3.49%	3.25%
Ratios (to average net assets of Common shareholders)/ Supplemental Data:
Net investment income (loss)	3.42%††	3.36%	2.77%††
Net expenses (including interest expense and fees)	2.72%††	2.50%	1.90%††
Expenses (before waiver/reimbursement) (including interest expense and fees)	3.09%††	2.90%	3.19%††
Interest expense and fees (c)	0.92%††	0.70%	0.10%††
Portfolio turnover rate (d)	19%	77%	65%
Net assets applicable to Common shareholders at end of period (in 000’s)	$ 27	$ 27	$ 26

^	Commencement of Operations.
*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class A3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Interest expense and fees relate to the costs of TOB transactions (See Note 2(I)) for the six months ended April 30, 2026, year ended October 31, 2025 and for the period ended October 31, 2024.
(d)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios
	Six months ended April 30,	Year Ended October 31,	March 25, 2024^ through October 31,
Class I	2026 *	2025	2024
Net asset value at beginning of period applicable to Common shares	$ 10.15	$ 10.14	$ 10.00
Net investment income (loss) (a)	0.21	0.41	0.21
Net realized and unrealized gain (loss)	(0.01)	0.01	0.16
Total from investment operations	0.20	0.42	0.37
Less distributions to Common shares:
From net investment income	(0.20)	(0.41)	(0.23)
Net asset value at end of period applicable to Common shares	$ 10.15	$ 10.15	$ 10.14
Total investment return on net asset value (b)	2.02%	4.26%	3.71%
Ratios (to average net assets of Common shareholders)/ Supplemental Data:
Net investment income (loss)	4.16%††	4.12%	3.52%††
Net expenses (including interest expense and fees)	1.97%††	1.75%	1.15%††
Expenses (before waiver/reimbursement) (including interest expense and fees)	2.34%††	2.15%	2.45%††
Interest expense and fees (c)	0.92%††	0.70%	0.10%††
Portfolio turnover rate (d)	19%	77%	65%
Net assets applicable to Common shareholders at end of period (in 000’s)	$ 68,053	$ 65,603	$ 60,619

^	Commencement of Operations.
*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Interest expense and fees relate to the costs of TOB transactions (See Note 2(I)) for the six months ended April 30, 2026, year ended October 31, 2025 and for the period ended October 31, 2024.
(d)	The portfolio turnover rate includes variable rate demand notes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	NYLI MacKay Muni Income Opportunities Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
NYLI MacKay Muni Income Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on September 22, 2023, pursuant to the Declaration of Trust. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a ”non-diversified”, closed-end management investment company that continuously offers its common shares of beneficial interest (“Common Shares”) and is operated as an interval fund, as those terms are defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund currently has four separate classes of shares: Class I, Class A1, Class A2 and Class A3 shares. The Fund may offer additional classes of shares in the future pursuant to exemptive relief from the Securities and Exchange Commission (“SEC”).
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A1	March 25, 2024
Class A2	March 25, 2024
Class A3	March 25, 2024
Class I	March 25, 2024
Class I shares are offered at net asset value ("NAV") per share and have a minimum initial investment of $1,000,000 per account, except that the minimum investment amount may be modified for certain eligible investors, including existing employees of New York Life Investment Management and MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"). Class A1, A2 and A3 shares are offered at NAV. The minimum initial investment for Class A1, Class A2 and Class A3 shares is $15,000 per account, except that the minimum investment may be modified for certain financial firms that submit orders on behalf of their customers, the Trustees and certain employees and their extended family members of New York Life Investment Management and its affiliates. A contingent deferred sales charge ("CDSC") of 1.00% may be imposed on certain repurchases of Class A1 shares made within 18 months of the date of purchase on shares purchased without an initial sales charge.
The Fund's investment objective is to seek current income exempt from regular federal income tax.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investment Management” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a

Notes to Financial Statements (Unaudited) (continued)
classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodologies used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2026, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale on the valuation date in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2026, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These instruments are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by

24	NYLI MacKay Muni Income Opportunities Fund

the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
In calculating NAV, each closed-end fund is valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on closed-end funds is taken from the exchange where the security is primarily traded. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity. These closed-end funds are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the principal on maturity date. In such cases, amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Common Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends daily and pay such dividends from net investment income at least monthly. The Fund also intends to declare and pay distributions from net realized capital gains, if any, at least annually. Dividends and distributions are determined in accordance with federal income tax regulations and may differ from determinations using GAAP. For information on the Fund’s dividend reinvestment plan, please see page 36.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts, if applicable, may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Notes to Financial Statements (Unaudited) (continued)
(E)  Expenses.   The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations. Certain expenses of the Fund are allocated in proportion to other funds within the New York Life Investments Group of Funds.
Additionally, the Fund may invest in other funds, which are subject to management fees and other fees that may cause the costs of investing in other funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of other funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Segment Reporting.  The NYLIM Disclosure Committee (the "Committee") acts as the Fund's chief operating decision maker, assessing performance and making decisions about resource allocation. The Committee is comprised of the Fund's President, the Fund's Treasurer, the Fund's Assistant Treasurers, a representative from the Fund's Transfer Agent, a representative from New York Life Investment Management Office of the General Counsel, a representative from New York Life Investment Management Compliance and a representative from the Fund's Distributor. The Committee has determined that the Fund has a single operating segment based on the fact that the Committee monitors the operating results of the Fund as a whole and the Fund's long-term strategic asset allocation is pre-determined in accordance with the terms of the Fund's prospectus, based on a defined investment strategy which is executed by the Fund's portfolio managers as a team. The financial information provided to and reviewed by the Committee is consistent with that presented in the Fund's Portfolio of Investments, Statements of Changes in Net Assets and Financial Highlights.
(H) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging  techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund.
(I) Tender Option Bonds. The Fund may leverage its assets through the use of proceeds received from tender option bond (“TOB”) transactions. In a TOB transaction, a tender option bond trust (a “TOB Issuer”) is typically established, which forms a special purpose trust into which the Fund, or an agent on behalf of the Fund, transfers municipal bonds or other municipal securities (“Underlying Securities”). A TOB Issuer typically issues two classes of beneficial interests: short-term floating rate notes (“TOB Floaters”) with a fixed principal amount representing a senior interest in the Underlying Securities, and which are sold to third party investors, and residual interest municipal tender option bonds (“TOB Residuals”) representing a subordinate interest in the Underlying Securities, and which are generally issued to the Fund. The interest rate on the TOB Floaters resets periodically, usually weekly, to a prevailing market rate, and holders of the TOB Floaters are granted the option to tender their TOB Floaters back to the TOB Issuer for repurchase at their principal amount plus accrued interest thereon periodically, usually daily or weekly. The Fund may invest in both TOB Floaters and TOB Residuals. The Fund may not invest more than 5% of its Managed Assets (as defined in Note 3(A)) in any single TOB Issuer. The Fund may invest in both TOB Floaters and TOB Residuals issued by the same TOB Issuer.
Typically, a fund serves as the sponsor of the TOB issuer (“Fund-sponsored TOB”). Under this structure, a fund establishes,

26	NYLI MacKay Muni Income Opportunities Fund

structures and “sponsors” the TOB Issuer in which it holds TOB Residuals. The Fund uses this or a similar structure for any TOB in which it invests. In connection with Fund-sponsored TOBs, the fund sponsoring the Fund-sponsored TOB (“Fund Sponsor”) may contract with a third-party to perform some or all of the Fund Sponsor’s duties as sponsor. Regardless of whether the Fund Sponsor delegates any of its sponsorship duties to a third party, the Fund Sponsor’s expanded role under the Fund-sponsored TOB structure may increase the Fund Sponsor’s operational and regulatory risk. If the third-party is unable to perform its obligations as an administrative agent, the Fund Sponsor itself would be subject to such obligations or would need to secure a replacement agent. The obligations that the Fund Sponsor may be required to undertake could include reporting and recordkeeping obligations under the Internal Revenue Code and federal securities laws and contractual obligations with other TOB service providers. The Fund may serve as a Fund Sponsor to a Fund-sponsored TOB. If the Fund serves as a Fund Sponsor, it would be subject to the obligations discussed above and the risks attendant to such obligations.
Under the Fund-sponsored TOB structure, the TOB Issuer receives Underlying Securities from the Fund through (or as) the Fund Sponsor and then issues TOB Floaters to third party investors and TOB Residuals to the Fund. The Fund is paid the cash (less transaction expenses, which are borne by the Fund) received by the TOB Issuer from the sale of TOB Floaters and typically will invest the cash in additional municipal bonds or other investments permitted by its investment policies. TOB Floaters may have first priority on the cash flow from the securities held by the TOB Issuer and are enhanced with a liquidity support arrangement from a bank or an affiliate of the sponsor (the “liquidity provider”), which allows holders to tender their position back to the TOB Issuer at par (plus accrued interest). The Fund, in addition to receiving cash from the sale of TOB Floaters, also receives TOB Residuals. TOB Residuals provide the Fund with the right to (1) cause the holders of TOB Floaters to tender their notes to the TOB Issuer at par (plus accrued interest), and (2) acquire the Underlying Securities from the TOB Issuer. In addition, all voting rights and decisions to be made with respect to any other rights relating to the Underlying Securities deposited in the TOB Issuer are passed through to the Fund, as the holder of TOB Residuals. Such a transaction, in effect, creates exposure for the Fund to the entire return of the Underlying Securities deposited in the TOB Issuer, with a net cash investment by the Fund that is less than the value of the Underlying Securities deposited in the TOB Issuer. This multiplies the positive or negative impact of the Underlying Securities’ return within the Fund (thereby creating leverage). Income received from TOB Residuals will vary inversely with the short-term rate paid to holders of TOB Floaters and in most circumstances, TOB Residuals represent substantially all of the Underlying Securities’ downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Securities’ value. The amount of such increase or decrease is a function, in part, of the amount of TOB Floaters sold by the TOB Issuer of these securities relative to the amount of TOB Residuals that it sells. The greater the amount of TOB Floaters sold relative to TOB Residuals, the more volatile the income paid on TOB Residuals will be. The price of TOB Residuals will be more volatile than that of the Underlying Securities because the interest rate is dependent on not only the fixed coupon rate of the Underlying Securities, but also on the short-term interest rate paid on TOB Floaters.
For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the Underlying Securities deposited in the TOB Issuer, the Fund, if it is the holder of the TOB Floaters, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB Issuer provide for a liquidation of the Underlying Security deposited in the TOB Issuer and the application of the proceeds to pay off the TOB Floaters.
The TOB Issuer may be terminated without the consent of the Fund upon the occurrence of certain events, such as the bankruptcy or default of the issuer of the Underlying Securities deposited in the TOB Issuer, a substantial downgrade in the credit quality of the issuer of the securities deposited in the TOB Issuer, the inability of the TOB Issuer to obtain liquidity support for the TOB Floaters, a substantial decline in the market value of the Underlying Securities deposited in the TOB Issuer, or the inability of the sponsor to remarket any TOB Floaters tendered to it by holders of the TOB Floaters. In such an event, the TOB Floaters would be redeemed by the TOB Issuer at par (plus accrued interest) out of the proceeds from a sale of the Underlying Securities deposited in the TOB Issuer. If this happens, the Fund would be entitled to the assets of the TOB Issuer, if any, that remain after the TOB Floaters have been redeemed at par (plus accrued interest). If there are insufficient proceeds from the sale of these Underlying Securities to redeem all of the TOB Floaters at par (plus accrued interest), the liquidity provider or holders of the TOB Floaters would bear the losses on those securities and there would be no recourse to the Fund’s assets (unless the Fund held a recourse TOB Residual).
To the extent that the remarketing agent and/or the liquidity provider is a banking entity, the TOB may face heightened liquidity risks due to restrictions applicable to banking entities under the Volcker Rule. The Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund (a “Covered Fund”). TOB Issuers are often structured as a Covered Fund, and therefore, a banking entity that is a remarketing agent would not be able to repurchase tendered TOB Floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Issuer to purchase the tendered TOB Floaters. The TOB Issuer, not the Fund Sponsor or the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased TOB Floaters now held by the TOB Issuer. However, the Fund Sponsor and the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider. If a

Notes to Financial Statements (Unaudited) (continued)
TOB Issuer in which the Fund invests experiences adverse events in connection with a failed remarketing of TOB Floaters or a liquidity shortfall, the Fund would experience a loss.
For financial reporting purposes, Underlying Securities that are deposited into a TOB Issuer are treated as investments of the Fund, and are presented in the Fund’s Portfolio of Investments. Outstanding TOB Floaters issued by a TOB Issuer are presented as a liability at their face value as “Payable for Floating Rate Note Obligations” in the Fund’s Statement of Assets and Liabilities. The face value of the TOB Floaters approximates their fair value of the floating rate notes. Interest income from the Underlying Securities are recorded by the Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration and trustee services to a TOB Issuer are recognized as a component of “Interest expense and fees” in the Statement of Operations.
At April 30, 2026, the aggregate value of the Underlying Securities transferred to the TOB Issuer and the related liability for TOB Floaters were as follows:
Underlying Securities Transferred to TOB Issuers	Liability for Floating Rate Note Obligations
$36,938,359	$27,125,000
During the six-month period ended April 30, 2026, the Fund's average TOB Floaters outstanding and the daily weighted average interest rate, including fees, were as follows:
Average Floating Rate Note Obligations Outstanding	Daily Weighted Average Interest Rate
$28,698,895	1.60%
(J) Statement of Cash Flows. The cash amount shown in the Fund’s Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and restricted cash, if any, as of April 30, 2026.
(K) Debt Securities Risk.  The Fund's investments may include securities such as variable rate notes, floaters and mortgage-related and asset-backed securities. If expectations about changes in interest rates or assessments of an issuer's credit worthiness or market conditions are incorrect, investments in these types of securities could lose money for the Fund.
(L) Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse in an adverse economic environment. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
The Fund maintains exposures to the Commonwealth of Puerto Rico ("Puerto Rico") as of April 30, 2026, that represent 6.9% of the Fund’s net assets, of which 35.7% are insured. Certain issuers in which the Fund may invest have experienced significant financial difficulties and the continuation or reoccurrence of these difficulties may impair their ability to service debt. As of April 30, 2026, the Puerto Rico Electric Power Authority (“PREPA”) remains in bankruptcy. The continued delay in resolving the PREPA bankruptcy could delay needed investment into public power generation and distribution assets, which are essential components to a productive economy. Failure to provide reliable electricity could result in the Commonwealth’s inability to service debt on other municipal territorial investments the Fund may hold.
Despite significant challenges stemming from public health emergencies and natural disasters, including but not limited to hurricanes and earthquakes, Federal relief funding has aided Puerto Rico's economy. However, there is no guarantee that Puerto Rico will be able to continue to utilize remaining federal disaster recovery funding given, for example, labor and project management challenges. Puerto Rico also faces longer term declining demographic trends, which could impair the ability for the territory to service its municipal debt obligations.
(M) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(N) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging  instruments.

28	NYLI MacKay Muni Income Opportunities Fund

Fair value of derivative instruments as of April 30, 2026:
Asset Derivatives	Interest Rate Contracts Risk
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$45,423
Total Fair Value	$45,423

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2026:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk
Futures Transactions	$84,986
Total Net Realized Gain (Loss)	$84,986

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk
Futures Contracts	$32,065
Total Net Change in Unrealized Appreciation (Depreciation)	$32,065

Average Notional Amount	Total
Futures Contracts Short	$(4,062,005)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investment Management, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to a Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investment Management in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investment Management and MacKay Shields, New York Life Investment Management pays for the services of the Subadvisor.
Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.75% of the “Managed Assets”. Managed Assets is defined as the Fund’s total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any Preferred shares issued).
New York Life Investment Management has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired(underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class I, 1.05%; Class A1, 1.55% Class A2, 1.55% and Class A3, 1.80%. This agreement will remain in effect until February 28, 2027, and shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the next term or upon approval of the Board.
During the six-month period ended April 30, 2026, New York Life Investment Management earned fees from the Fund in the amount of $484,697 and waived fees and/or reimbursed expenses in the amount of $186,361 and paid the Subadvisor fees in the amount of $149,168.
Pursuant to an agreement with New York Life Investment Management, JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund. These services include calculating the Fund's daily NAVs, maintaining the general ledger and sub-ledger accounts used in the NAV calculation process, and assisting the Manager with various aspects of the Fund's administrative operations. JPMorgan is compensated by New York Life Investment Management for providing these services to the Fund.
(B) Distribution and Service Fees.  The Fund has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investment Management. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A1 and Class A2 Plans, Class A1 and Class A2 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class A1 and A2 Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class A1 and Class A2 shares, for a total 12b-1 fee of 0.50%.
Pursuant to the Class A3 Plan, Class A3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.50% of the average daily net assets of the Class A3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class A3 shares, for a total 12b-1 fee of 0.75%. Class I shares are not subject to a distribution and/or service fee.

Notes to Financial Statements (Unaudited) (continued)
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  During the six-month period ended April 30, 2026, the Fund was advised that the Distributor did not retain any initial sales charges or CDSCs on repurchases of any shares within the Fund.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Dr., Suite 450, Cincinnati, OH 45246, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between the Fund and Ultimus. During the six-month period ended April 30, 2026, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A1	$ 17	$—
Class A2	21,338	—
Class A3	16	—
Class I	41,092	—
Note 4-Federal Income Tax
As of April 30, 2026, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$125,734,761	$2,480,400	$(276,884)	$2,203,516
As of October 31, 2025, for federal income tax purposes, capital loss carryforwards of $1,560,681, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$1,332	$229
During the year ended October 31, 2025, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2025
Distributions paid from:
Ordinary Income	$ 537,905
Exempt Interest Dividends	2,874,124
Total	$3,412,029
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2026, purchases and sales of securities, other than short-term securities, were $29,516 and $24,155, respectively.
Note 7–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2026 and the year ended October 31, 2025, were as follows:
Class A1	Shares	Amount
Six-month period ended April 30, 2026:
Common shares issued to shareholders in reinvestment of distributions	47	$ 473
Net increase (decrease)	47	$ 473
Year ended October 31, 2025:
Common shares issued to shareholders in reinvestment of distributions	93	$ 924
Net increase (decrease)	93	$ 924

Class A2	Shares	Amount
Six-month period ended April 30, 2026:
Common shares sold	493,533	$ 5,011,400
Common shares issued to shareholders in reinvestment of distributions	46,352	470,427
Common shares redeemed	(605,918)	(6,177,709)
Net increase (decrease)	(66,033)	$ (695,882)
Year ended October 31, 2025:
Common shares sold	2,590,806	$25,716,099
Common shares issued to shareholders in reinvestment of distributions	63,205	627,264
Common shares redeemed	(64,417)	(642,803)
Net increase (decrease)	2,589,594	$25,700,560

30	NYLI MacKay Muni Income Opportunities Fund

Class A3	Shares	Amount
Six-month period ended April 30, 2026:
Common shares issued to shareholders in reinvestment of distributions	43	$ 438
Net increase (decrease)	43	$ 438
Year ended October 31, 2025:
Common shares issued to shareholders in reinvestment of distributions	86	$ 858
Net increase (decrease)	86	$ 858

Class I	Shares	Amount
Six-month period ended April 30, 2026:
Common shares sold	111,871	$ 1,136,100
Common shares issued to shareholders in reinvestment of distributions	129,586	1,314,784
Common shares redeemed	(18)	(181)
Net increase (decrease)	241,439	$ 2,450,703
Year ended October 31, 2025:
Common shares sold	1,062,728	$10,622,287
Common shares issued to shareholders in reinvestment of distributions	257,591	2,563,157
Common shares redeemed	(836,611)	(8,173,937)
Net increase (decrease)	483,708	$ 5,011,507
The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Common Shares at NAV on a regular schedule. Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Common Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase up to 10% of the Fund’s outstanding Common Shares at NAV subject to approval of the Board. The schedule requires the Fund to make repurchase offers every three months. For the six-month period ended April 30, 2026:
Repurchase Request Deadline	Repurchase Offer Amount (As a Percentage of Outstanding Shares)	Number of Shares Repurchased	Percentage of Outstanding Shares Repurchased
11/7/2025	10%	66,312	0.67%
2/9/2026	10%	539,623	5.29%
Note 8–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the period ended April 30, 2026, events and transactions subsequent to April 30, 2026, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:
The Fund commenced a quarterly repurchase offer for ten percent (10%) of its issued and outstanding shares beginning on April 7, 2026 and ending on May 7, 2026. There were 34,188 shares tendered and repurchased for the Fund's repurchase offer (0.34% of shares outstanding) on May 7, 2026.

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the NYLI MacKay Muni Income Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of the Fund (“Board”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 9-10, 2025 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Fund (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2025 through December 2025, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account, as deemed relevant and appropriate by the Trustees, information furnished to the Board and its Committees throughout the year, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, MacKay personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition, the Board received information in connection with its June 2025 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements.  In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the New York Life Investments Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.

32	NYLI MacKay Muni Income Opportunities Fund

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in a prior year, the advisory agreements for other funds in the New York Life Investments Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the New York Life Investments Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have invested in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 9-10, 2025 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and other closed-end funds and considered that the Fund operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by MacKay, evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board also noted that the services provided to the Fund as a closed-end interval fund may differ from the services provided to open-end funds and other investment advisory clients, including in connection with the Fund’s use of leverage and the periodic repurchase offers made to Fund shareholders.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by risk management personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers, except for a portion of the salary of the Fund’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has over time provided an increasingly broad array of non-advisory services to the New York Life Investments Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements.  The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services as well as the experience of investment advisory and other senior personnel at MacKay.  The Board considered New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Fund’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay.  The Board also considered MacKay’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Fund.  In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective and strategies.  The Board also considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year, including information on the Fund’s use of leverage and the Fund’s investment performance compared to a relevant investment category and a relevant benchmark.  In addition, the Board considered information provided by ISS showing the investment performance of the Fund as compared to a group of peer funds.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between representatives of MacKay and the members of the Board’s Investment Committee, which generally occur on an annual basis.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund as well as of New York Life Investments and its affiliates due to their relationships with the New York Life Investments Group of Funds.  Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information of New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about closed-end fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay under each of the Advisory Agreements, and profitability of New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including MacKay’s, continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund.  The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund.  The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the New York Life Investments Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board noted it had recently engaged an independent third-party consultant to review New York Life Investments’ methods used to allocate costs among the funds in the New York Life Investments Group of Funds.  The Board considered that the independent consultant had concluded that New York Life Investments’ cost allocation methodologies for estimating overall profitability of the relationship with the funds in the New York Life Investments Group of Funds are reasonable and appropriate and the Board noted that New York Life Investments used the same method of calculating profit and allocating costs (along with certain enhancements recommended by the independent consultant) since the independent consultant’s review.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the New York Life Investments Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund, including reputational and other indirect benefits.  The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s distributor. The Board considered information about these other revenues in the context of the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life

34	NYLI MacKay Muni Income Opportunities Fund

Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund are reasonable and other expected benefits that may accrue to MacKay and its affiliates are consistent with those expected for a subadvisor to a closed-end fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar closed-end interval funds managed by other investment advisers.  In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Fund, if any.  The Board considered the contractual management fee schedule for the Fund as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients.  The Board noted that most closed-end funds do not have contractual breakpoints.  The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for closed-end funds.
The Board also considered that, unlike with respect to the open-end funds in the New York Life Investments Group of Funds, the management fee for the Fund is based on the “managed assets” of the Fund, which include assets attributable to the Fund’s use of effective leverage.  The
Board acknowledged that New York Life Investments and MacKay have the ability to increase the amount of the Fund’s managed assets through the use of leverage, which may cause a conflict of interest.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Fund and whether the Fund’s management fee and expense structure permits economies of scale, if any, to be appropriately shared with the Fund’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the New York Life Investments Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints or expense limitation arrangements, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund.
Based on this information, the Board concluded that economies of scale, if any, are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

Dividend Reinvestment Plan (Unaudited)
Registered holders (“Common Shareholders”) of common shares of beneficial interest (the “Common Shares”) of NYLI MacKay Municipal Income Opportunities Fund (the “Fund”), whose Common Shares are registered with the Agent (as defined below), will automatically be enrolled (the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) and are advised as follows with respect to the Fund:
1. THE PLAN AGENT. Ultimus Fund Solutions, LLC (the “Agent”) will act as Agent for each Participant.
2. CASH OPTION. The Fund will declare its income dividends or capital gains or other distributions (“Distributions”) payable in Common Shares, or, at the option of Common Shareholders, in cash. Therefore, each Participant will have all Distributions, net of any applicable U.S. withholding taxes, on his or her Common Shares automatically reinvested in additional Common Shares, unless such Participant elects to receive such Distributions in cash by contacting the Agent. An election to receive cash may be revoked or reinstated at the election of the Common Shareholder.
3. VALUATION. On the payment date for a Distribution, the Agent shall receive newly issued Common Shares (“Additional Common Shares”), including fractions, from the Fund for each Participant’s account. The number of Additional Common Shares to be credited shall be determined by dividing the dollar amount of the Distribution by the net asset value per Common Share on the declaration date. The net asset value per Common Share on a particular date shall be the amount calculated on that date (or if not calculated on such date, the amount most recently calculated) by or on behalf of the Fund in accordance with the Fund’s current prospectus. It is contemplated that the Fund will pay dividends at least monthly. If, for any reason beyond the control of the Agent, reinvestment of the Distributions cannot be completed within 30 days after the applicable payment date for Distribution, funds held by the Agent on behalf of a Participant will be distributed to that Participant.
4. TAXATION. The automatic reinvestment of Distributions does not relieve Participants of any taxes which may be payable on Distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.
5. LIABILITY OF AGENT. The Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s gross negligence, bad faith, or willful misconduct or that of its employees. Each Participant’s uninvested funds held by the Agent will not bear interest. The Agent shall have no liability in connection with any inability to purchase Common Shares within the time provided, or with the timing of any purchases effected. The Agent shall have no responsibility for the value of Common Shares acquired. The Agent may commingle Participants’ funds.
6. RECORDKEEPING. The Agent may hold each Participant’s Common Shares acquired pursuant to the Plan together with the Common Shares of other Common Shareholders of the Fund acquired pursuant to the Plan in non-certificated form in the Agent’s name or that of the Agent’s nominee. Distributions on fractional shares will be credited to each Participant’s account. Each Participant will be sent a confirmation by the Agent of each acquisition made for his or her account as soon as practicable, but in no event later than sixty (60) days, after the date thereof. No certificates for any full or fractional Common Shares will be issued. Any share dividends or split shares distributed by the Fund on Common Shares held by the Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its Common Shareholders rights to purchase additional Common Shares, the Common Shares held for each Participant under the Plan will be added to other Common Shares held by the Participant in calculating the number of rights to be issued to each Participant.
8. BROKERS, NOMINEE HOLDERS, ETC. In the case of shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Agent will administer the Plan on the basis of the number of Common Shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.
9. FEES. There will be no direct expenses to Participants for the administration of the Plan. There is no direct service charge to Participants with regard to purchases under the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the Participants. The Agent’s service fee for handling Distributions will be paid by the Fund.
10. TERMINATION OF PARTICIPATION. Each registered Participant may terminate his or her participation under the Plan by notifying the Agent in writing at PO Box 541150, Omaha, NE 68154 or by faxing the Agent at 402-963-9094. Such termination will be effective with respect to a particular Distribution if the Participant’s notice is received by the Agent at least ten (10) days prior to such Distribution payment date. The Plan may be terminated for a Fund by the Agent or the Fund upon notice in writing mailed to each Participant at least sixty (60) days prior to the effective date of the termination. Upon any termination, the Agent will transfer such Common Shares to a broker designated by the Participant for the full shares held for such Participant under the Plan and cash adjustment for any fraction of a Common Share at the then net asset value of the Common Shares to be delivered to him or her without charge. If a Participant has terminated his or her participation in the Plan but continues to have Common Shares registered in his or her name, he or she may re-enroll in the Plan at any time by contacting the Agent at 833-401-8899.
11. AMENDMENT OF THE PLAN. These terms and conditions may be amended by the Agent or the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least thirty (30) days prior to the effective date thereof. The amendment shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent of a successor

36	NYLI MacKay Muni Income Opportunities Fund

Agent, subject to the prior written approval of the successor Agent by the Fund. The Fund may suspend the Plan at any time without notice to the Participants.
12. APPLICABLE LAW. These terms and conditions shall be governed by the laws of the State of Delaware.
Adopted:        March 12, 2024

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting nylim.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investment Management at 800-624-6782.
38	NYLI MacKay Muni Income Opportunities Fund

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Manager
New York Life Investment Management LLC
New York, New York
Subadvisor
MacKay Shields LLC1
New York, New York
Legal Counsel
Dechert LLP
Independent Registered Public Accounting Firm
KPMG LLP
Transfer, Dividend Disbursing and Shareholder Servicing Agent
Ultimus Fund Solutions, LLC
225 Pictoria Dr, Suite 450
Cincinnati, OH 45246
833-401-8899
nylim.com
1. An affiliate of New York Life Investment Management LLC.
“New York Life Investment Management” is the brand name and service mark used to represent a group of affiliated investment advisors of New York Life Insurance Company, including New York Life Investment Management LLC, a registered investment advisor. Securities distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, Member FINRA/SIPC.
7811238REG057-26	MSMMIO10-06/26
(NYLIM) NL554

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

See item 1

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

See Item 1.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended “1940 Act”) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the 1940 Act that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19.	Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the 1940 Act.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

NYLI MACKAY MUNI INCOME OPPORTUNITIES FUND

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	July 2, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	July 2, 2026

By:	/s/ Jack Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	July 2, 2026